Premises and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Premises and Equipment
PREMISES AND EQUIPMENT
Premises and equipment consisted of the following at December 31:

(Dollars in thousands)	2016	2015
Land	$84,616	$84,438
Buildings	239,626	245,934
Furniture, fixtures and equipment	115,775	140,031
Total premises and equipment	440,017	470,403
Accumulated depreciation	(133,644)	(146,501)
Total premises and equipment, net	$306,373	$323,902

Depreciation expense was $20.8 million, $22.2 million, and $19.4 million, for the years ended December 31, 2016, 2015, and 2014, respectively.
The Company actively engages in leasing office space available in buildings it owns. Leases have different terms ranging from monthly rental to 16 years. For the year ended December 31, 2016, income from these leases averaged $0.2 million per month. Total lease income for the years ended December 31, 2016, 2015, and 2014 was $2.8 million, $2.4 million, and $1.6 million, respectively. Income from leases is reported as a reduction in occupancy and equipment expense. The total allocated cost of the portion of the buildings held for lease at December 31, 2016 and 2015 was $8.7 million and $8.2 million, respectively, with related accumulated depreciation of $3.1 million and $2.6 million, respectively.

The Company leases certain branch and corporate offices, land and ATM facilities through operating leases with terms that range from one to 50 years, some of which contain renewal options and escalation clauses under various terms. In addition, some have early termination clauses. Rent expense for the years ended December 31, 2016, 2015, and 2014 totaled $16.6 million, $15.4 million, and $10.9 million, respectively.
Minimum future annual rent commitments under lease agreements for the periods indicated are as follows:

(Dollars in thousands)
2017	$15,927
2018	14,981
2019	13,980
2020	12,742
2021	10,906
2022 and thereafter	37,527
$106,063